U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 13,2003

                         ACCIDENT PREVENTION PLUS, INC.
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        (Exact name of small business issuer as specified in its charter)

            NEVADA                                            11-3461611
            ------                                            ----------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation of organization)                            Identification No.)

                               21 N. Hepburn Ave.
                                    Suites 21
                             Jupiter, Florida 33458
                             ----------------------
                    (Address of Principal Executive Offices)

                                 (561) 741-4450
                                 --------------
                           (Issuer's telephone number)





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ITEM 4.           CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective as of April 13, 2004, Accident Prevention Plus, Inc. (the "Company") accepted the resignation of Schuhalter Coughlin & Suozzo PC. as its independent accountant. The Schuhalter Coughlin & Suozzo PC. resignation is not the result of its relationship with the Company. The Schuhalter firm informed the Company that although they had expected in good faith to have obtained acceptance by this time, they have yet to obtain approval from the "PCAOB" as a Registered Firm" and do not expect such approval in time to complete the 2003 audit in a timely fashion that would enable the Company to meet its filing requirements for its periodic reports. Schuhalter Coughlin & Suozzo PC. has recommended the Company engage a "Registered Firm" to complete the 2003 audit and the Company has agreed. Effective as of April 13, 2004, the Company engaged Rosenberg Rich Baker Berman as its independent accountant. The decision to change accountants was approved by the Board of Directors of the Company.

         The Schuhalter Coughlin & Suozzo PC. report on the Company's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, the report was neither qualified or modified as to audit scope or accounting principles. The report on the financial statements was qualified regarding the Company's ability to continue as a going concern.

         During the year ended December 31, 2002, the preceding and subsequent interim periods June 2002, September 2002, March 31, 2003, June 30, 2003, September 30, 2003 and until the resignation of Schuhalter Coughlin & Suozzo PC., there were no disagreements with Schuhalter Coughlin & Suozzo PC. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Schuhalter Coughlin & Suozzo PC., would have caused Schuhalter Coughlin & Suozzo PC. to make reference to the subject matter of the disagreement in connection with its report.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company year ended December 31, 2002 and the subsequent interim period to date hereof.

         During the two most recent fiscal years of the Company ended December 31, 2002 and the subsequent interim period to the date hereof, the Company did not consult with Rosenberg Rich Baker Berman regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company requested that Schuhalter Coughlin & Suozzo PC. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.










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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.

    16.2. Letter from Schuhalter Coughlin & Suozzo PC..









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 19, 2004                   Accident Prevention Plus, Inc.

                                        By  /s/ Alan Schwartz
                                            ---------------------
                                            Alan Schwartz, President


















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